                                                                   EXHIBIT 10.20

                                  $345,000,000
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT





                           DATED AS OF MARCH 15, 2000





                                  BY AND AMONG

                       AIMCO PROPERTIES, L.P. AS BORROWER,

                     THE LENDERS LISTED THEREIN, AS LENDERS,

                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

       FLEET NATIONAL BANK (AS SUCCESSOR IN INTEREST TO BANKBOSTON N.A.),
                   AS CO-LEAD AGENT AND SYNDICATION AGENT, AND

               FIRST UNION NATIONAL BANK, AS DOCUMENTATION AGENT.

                             AIMCO PROPERTIES, L.P.

                      AMENDED AND RESTATED CREDIT AGREEMENT


         This AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 15, 2000 (the "AMENDMENT EFFECTIVE DATE") and entered into by and among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("BORROWER"), the financial institutions listed on the signature pages hereof (collectively, "LENDERS" and individually a "LENDER") and BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), Issuing Lender and a Co-Lead Agent, FLEET NATIONAL BANK (as successor in interest to BankBoston, N.A.) ("FLEET"), as a Lender, a Co-Lead Agent, and Syndication Agent, and FIRST UNION NATIONAL BANK ("First Union"), as a Lender and Documentation Agent, and is made with reference to that certain Credit Agreement dated as of August 16, 1999 (as amended by this Amendment, the "CREDIT AGREEMENT"), by and among Borrower, Lenders and Administrative Agent. Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined. The Guarantor Subsidiaries set forth on pages S-11 through S-19 are only parties to this Amendment for the purposes of Section 4 and are not a party to the Credit Agreement.

                                     RECITAL

         WHEREAS, Borrower and Lenders desire to amend and restate the Credit Agreement to, among other things, increase the Combined Commitments by $45,000,000 as of the date hereof, and to provide for the further increase of the Combined Commitments up to an additional $55,000,000 as provided in Section
1.2 hereof, all as more particularly set forth below;

         NOW, THEREFORE, in consideration of the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1      AMENDMENT TO SUBSECTION 1.01: DEFINED TERMS.

         A. Subsection 1.01 of the Credit Agreement is hereby further amended by deleting, in their entirety, the definitions of the terms listed below and inserting the following in lieu thereof:

                  "COMBINED COMMITMENTS" has the meaning assigned to such term in the definition of "Commitment". The Combined Commitments are $345,000,000, and are subject to increase in accordance with Section 2.14 below.

                  "PRO RATA SHARE" means, with respect to each Lender, the percentage of the Combined Commitments set forth opposite the name of that Lender on Schedule 2.01, as may be amended from time to time.

1.2 AMENDMENT TO SUBSECTION 2.14: THE COMMITMENTS AND EXTENSIONS OF CREDIT; INCREASE IN COMMITMENTS.

         A. Subsection 2.14 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                  2.14 INCREASE IN COMBINED COMMITMENTS. As of the Amendment Effective Date, the Combined Commitments will be $345,000,000; provided, however, that from and after the Amendment Effective Date, with the consent of Administrative Agent and Borrower only, new Lenders may be added to this Agreement and/or existing Lenders may choose to increase their individual Commitment, such that the Combined Commitments may be increased up to a maximum of $400,000,000.

                   (a) Each of the Lenders acknowledges and agrees that, notwithstanding anything to the contrary in Section 10.01, their consent to any such increase in the Combined Commitments shall not be required and additional Lenders may be added to this Agreement, and any existing Lender under this Agreement may increase its Commitment without the consent or agreement of the other Lenders (provided, however, that no Lender's individual Commitment may be increased without such Lender's consent); so long as Administrative Agent and Borrower have consented in writing to such new Lenders or the increase in the Commitment of any of the existing Lenders, as applicable.

                  (b) Administrative Agent shall not unreasonably withhold its consent to Borrower's request for an increase in the Combined Commitments under this Subsection, provided that each of the following must be satisfied:

                           (i) any proposed new Lender must be acceptable to
                  Administrative Agent in its sole discretion;

                           (ii) Borrower shall pay a fee for such increase which
                  must be acceptable to Administrative Agent in its sole discretion; and

                           (iii) all requirements of this Section 2.14 must be
                  satisfied.

                  (c) The addition of any new Lender to this Agreement, or the increase in the Commitment of any existing Lender, shall be effective upon the satisfaction of the following:

                           (i) Administrative Agent shall have sent written
                  notice of such new Lender or increase in the Commitment of any existing Lender to the other Lenders hereunder, together with notice of such new Lender's Commitment or such existing Lender's increase in its Commitment;

                           (ii) Administrative Agent and Borrower shall
                  determine the effective date of such increase (the "INCREASE EFFECTIVE DATE"), and Administrative Agent shall promptly notify Lenders thereof. On or prior to the Increase Effective
                  Date:

                                    (1) Borrower shall have executed and
                           delivered to Administrative Agent a new Committed Loan Note with respect to any new or existing Lender in the amount of such Lender's Commitment;

                                    (2) Borrower shall have delivered a
                           certificate signed by a Responsible Officer stating that (i) the representations and warranties contained in Section 5 are true and correct on and as of the date of such certificate, and (ii) no Default or Event of Default exists;

                                    (3) Borrower shall deliver to Administrative
                           Agent, in form and substance satisfactory to Administrative Agent, corporate resolutions and incumbency certificates of Borrower and any Guarantor dated as of the Increase Effective Date approving such increase and in sufficient copies for each Lender;

                                    (4) Administrative Agent shall distribute an
                           amended Schedule 2.01 (which shall thereafter be incorporated into this Agreement) to reflect any changes in Lenders, the Combined Commitments, the Commitments and each Lender's Pro Rata Share thereof;

                                    (5) with respect to (a) new Lenders under
                           this Agreement, each new Lender shall acknowledge in writing (in a form satisfactory to Administrative Agent) that it is assuming the rights and obligations of a "Lender" under this Agreement; and (b) existing Lenders that increase their Commitment, each such existing Lender shall acknowledge in writing (in a form satisfactory to Administrative Agent) the increased amount of such existing Lender's increased Commitment; and

                                    (6) Borrower, and each new Lender and each
                           existing Lender increasing its Commitment, shall execute and deliver to Administrative Agent such additional documents as Administrative Agent and its legal counsel shall reasonably require to carry out the intent of this Section 2.14.

1.3      AMENDMENT TO SECTION 7.14: NEGATIVE COVENANTS; FINANCIAL COVENANTS.

         A. Subsection 7.14(a) shall be deleted in its entirety and replaced with the following:

                  (a) Permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter ending during any period set forth below to be less than the following ratios during the applicable periods:

        -------------------------------------------------------------------------------------------------------------
        APPLICABLE PERIOD                                                     RATIO
        -------------------------------------------------------------------------------------------------------------
        Closing Date to and including September 30, 1999                      1.70:1.00
        -------------------------------------------------------------------------------------------------------------
        October 1, 1999 to and including December 31, 1999                    1.75:1.00
        -------------------------------------------------------------------------------------------------------------
        January 1, 2000 to and including December 31, 2000                    1.70:1.00
        -------------------------------------------------------------------------------------------------------------
        January 1, 2001 and thereafter                                        1.75:1.00
        -------------------------------------------------------------------------------------------------------------


1.4 AMENDMENT TO SECTION 10.12: MISCELLANEOUS; SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         A. Subsection 10.12 shall be deleted in its entirety and replaced with the following:

                  10.12    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  All representations and warranties made hereunder and in any Loan Document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery thereof but shall terminate on the later of (a) when the Commitments are terminated and (b) when no Obligations remain outstanding under any Loan Document. Provided, however, notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in Section 3 and Subsections 10.03, 10.05, 10.13, and 10.14 and the agreements of Lenders set forth in Subsections 9.03, 9.07 and 10.06 shall survive the payment of the other Obligations and the termination of this Agreement.

1.5      AMENDMENT TO SCHEDULES.

         A. Schedule 2.01 shall be deleted in its entirety and replaced with that attached hereto.

SECTION 2. CONDITIONS TO EFFECTIVENESS

                  This Amendment shall become effective on the Amendment Effective Date, if each of the following conditions are satisfied:

         A. Borrower has delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) executed copies of this Amendment dated as of the Amendment Effective Date;

         B. Guarantor Subsidiaries have executed this Amendment with respect to
Section 4;

         C. Borrower shall have executed new Committed Loan Notes for any Lender whose Commitment increases pursuant to this Amendment dated as of the Amendment Effective Date and in an amount equal to such Lender's Commitment;

         D. On or before the Amendment Effective Date, Borrower has paid to Administrative Agent an amendment fee in the amount of $300,000 and a commitment fee calculated as provided below. The amendment fee will be distributed among all Lenders who are party to the Credit Agreement on the Amendment Effective Date based upon the Pro Rata Shares in existence immediately before the Amendment Effective Date. The commitment fee will be an aggregate amount equal to $168,750, and will be distributed among each Lender party to the Credit Agreement immediately before the Amendment Effective Date which increases its Commitment pursuant to this Amendment, in an amount equal to 37.5 basis points times the amount of such increase;

         E. Borrower shall have delivered a certificate, satisfactory to Agent, signed by a Responsible Officer stating that (i) the representations and warranties contained in Section 5 are true and correct on and as of the Amendment Effective Date, and (ii) no Default or Event of Default then exists, and no Default or Event of Default will result from the consummation of the transactions contemplated by this Amendment;

         F. If required by Administrative Agent, Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of counsel for Borrower and the Guarantor Subsidiaries in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Amendment Effective Date, with respect to the validity, binding effect and enforceability of this Amendment, and due authorization, execution and delivery thereof, and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request; and

         G. Borrower shall have paid the reasonable fees, costs and expenses of Administrative Agent's counsel in connection with this Amendment.

SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement. Each of the Borrower, the REIT and the Guarantor Subsidiaries are in good standing in the respective states of their organization on the Amendment Effective Date.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Credit Agreement have been duly authorized by all necessary corporate action on the part of Borrower and the other parties delivering any of such documents, as the case may be. The organizational documents of the Borrower, the REIT and the Guarantor Subsidiaries have not been modified in any material respect since August 16, 1999.

         C. NO CONFLICT. The execution and delivery by Borrower and the Guarantor Subsidiaries of this Amendment and the performance by Borrower of the Credit Agreement by Borrower do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, their respective Organization Documents or any order, judgment or decree of any court or other agency of government binding on Borrower, the REIT or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower, the REIT or any of their Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower and the Guarantor Subsidiaries of this Amendment and the performance by Borrower and the Guarantor Subsidiaries under the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrower and the Guarantor Subsidiaries, as applicable, and is enforceable against Borrower and/or the Guarantor Subsidiaries, as applicable, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 4. ACKNOWLEDGEMENT AND CONSENT

                  Guarantor Subsidiaries are party to that certain Payment Guaranty of REIT and of Preferred Stock Subsidiaries dated August 16, 1999 and that certain Payment Guaranty of Non-Preferred Stock Subsidiaries dated August 16, 1999, in each case as amended at even date herewith, pursuant to which Guarantor Subsidiaries have guarantied the Obligations. Nothing in this Section 4 shall be construed to make the Guarantor Subsidiaries a party to the Credit Agreement or to create any obligation in respect thereof except pursuant to each Guaranty.

                  Each Guarantor Subsidiary hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor Subsidiary hereby confirms that each Guaranty to which it is a party or otherwise bound will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the "Indebtedness" (as defined in the applicable Guaranty), including without limitation the payment and performance of all such "Indebtedness," as the case may be, with respect to the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement (as amended hereby) and the Notes defined therein.

                  Each Guarantor Subsidiary acknowledges and agrees that any Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor Subsidiary represents and warrants that all representations and warranties contained in the Credit Agreement and the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Guarantor Subsidiary acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor Subsidiary is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor Subsidiary to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit

         Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Borrower acknowledges that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrower and the Requisite Lenders, and receipt by Borrower and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.

                 [Signatures on Attached Pages S-1 through S-10]

                                  SCHEDULE 2.01

                         COMMITMENTS AND PRO RATA SHARES
                      (AS OF THE AMENDMENT EFFECTIVE DATE)



=====================================================================================================================
                LENDER                                COMMITMENT                           PRO RATA SHARE
---------------------------------------------------------------------------------------------------------------------
Bank of America, N.A.                                $ 55,000,000                            15.942028986%
---------------------------------------------------------------------------------------------------------------------
Fleet National Bank                                  $ 50,000,000                            14.492753623%
---------------------------------------------------------------------------------------------------------------------
First Union National Bank                            $ 45,000,000                            13.043478261%
---------------------------------------------------------------------------------------------------------------------
U.S. Bank                                            $ 40,000,000                            11.594202899%
---------------------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                              $ 40,000,000                            11.594202899%
---------------------------------------------------------------------------------------------------------------------
Chase Manhattan                                      $ 35,000,000                            10.144927536%
---------------------------------------------------------------------------------------------------------------------
KeyBank                                              $ 30,000,000                             8.695652174%
---------------------------------------------------------------------------------------------------------------------
SouthTrust Bank                                      $ 25,000,000                             7.246376812%
---------------------------------------------------------------------------------------------------------------------
California Bank & Trust                              $ 25,000,000                             7.246376812%
---------------------------------------------------------------------------------------------------------------------
TOTALS                                               $345,000,000                           100.000000000%
=====================================================================================================================

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

                                       BORROWER

                                       AIMCO PROPERTIES, L.P.,
                                       a Delaware limited partnership

                                       By: AIMCO - GP, INC.,
                                           a Delaware corporation, its
                                           general partner


                                       By: /s/ PETER K. KOMPANIEZ
                                           Peter K. Kompaniez
                                           President


                                       Notices to be sent to:

                                       2000 South Colorado Boulevard
                                       Tower 2, Suite 2-1000
                                       Denver, Colorado 80222
                                       Attention: Paul McAuliffe
                                       Executive Vice President & Chief
                                        Financial Officer
                                       Facsimile: (303) 691-4317

                                   BANK OF AMERICA

                                   BANK OF AMERICA, N.A.,
                                   as a Lender and as the Issuing Lender


                                   By: /s/ MARK GREGOR-PEARSE
                                   Name:  Mark Gregor-Pearse
                                   Title:    Principal


                                   BANK OF AMERICA, N.A.,
                                   as Administrative Agent


                                   By: /s/ MARK GREGOR-PEARSE
                                   Name:  Mark Gregor-Pearse
                                   Title:    Principal

                             FLEET NATIONAL BANK,
                             as  Lender, Co-Lead Agent and Syndication Agent

                             By: /s/ KATHLEEN M. AHERN
                             Name:  Kathleen M. Ahern
                             Title:    Vice President

                                       FIRST UNION NATIONAL BANK,
                                       as a Lender and Documentation Agent


                                       By: /s/ REX RUDY
                                       Name:  Rex Rudy
                                       Title: Vice President

                                      CALIFORNIA BANK & TRUST, a California
                                      banking corporation, as a Lender


                                      By: /s/ EILEEN E. PORTER
                                         --------------------------------
                                         Name:  Eileen E. Porter
                                         Title: Vice President

                                      THE CHASE MANHATTAN BANK, a New York
                                      banking corporation, as a Lender


                                      By: /s/ ALAN C. BREINDEL
                                         --------------------------------
                                         Name:  Alan C. Breindel
                                         Title: Managing Director

                                      KEYBANK NATIONAL ASSOCIATION, as a Lender


                                      By: /s/ DAN HERBLE
                                         --------------------------------
                                         Name: Daniel R. Herble
                                         Title: Vice President

                                      THE BANK OF NOVA SCOTIA, acting through
                                      its San Francisco Agency, as a Lender


                                      By: /s/ ABID GILANI
                                         --------------------------------
                                         Name: Abid Gilani
                                         Title: Director

                                      SOUTHTRUST BANK, N.A., as a Lender


                                      By:   /s/ SAMUEL L. BOROUGHS
                                           --------------------------------
                                         Name:  Samuel L. Boroughs
                                         Title: Assistant Vice President

                                    U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                    By:   /s/ D. PETRE
                                           --------------------------------
                                         Name:  D. Petre
                                         Title: Vice President

The undersigned Guarantor Subsidiaries hereby execute this Amendment solely for the purposes of acknowledging the same and consenting thereto in accordance with
Section 4 thereof.


REIT AND PREFERRED STOCK SUBSIDIARIES:

APARTMENT INVESTMENT AND
MANAGEMENT COMPANY


By: /s/ PETER K. KOMPANIEZ
   -------------------------------------
   Peter K. Kompaniez
   President


AIMCO/NHP HOLDINGS, INC.


By: /s/ PETER K. KOMPANIEZ
   -------------------------------------
   Peter K. Kompaniez
   President


NHP A&R SERVICES, INC.


By: /s/ PETER K. KOMPANIEZ
   -------------------------------------
   Peter K. Kompaniez
   President


NHP MANAGEMENT COMPANY


By: /s/ THOMAS TOOMEY
   -------------------------------------
   Thomas Toomey
   President

NON-PREFERRED STOCK SUBSIDIARIES
--------------------------------

         AIMCO Anchorage, L.P.
         AIMCO Bay Club, L.P.
         AIMCO Bridgewater, L.P.
         AIMCO Copperfield, L.P.
         AIMCO Crows Nest, L.P.
         AIMCO Group, L.P.
         AIMCO Hampton Hill, L.P.
         AIMCO Hastings Place, L.P.
         AIMCO LT, L.P.
         AIMCO Oak Falls, L.P.
         AIMCO Park at Cedar Lawn, L.P.
         AIMCO Peppermill Place, L.P.
         AIMCO Recovery Fund, L.P.
         AIMCO Seaside Point, L.P.
         AIMCO Signature Point, L.P.
         AIMCO Stirling Court, L.P.
         AIMCO Sunbury, L.P.
         AIMCO Township at Highlands, L.P.
         AIMCO UT, L.P.
         AIMCO West Trails, L.P.

         By:      AIMCO Holdings, L.P., as their general partner

                  By:      AIMCO Holdings QRS, Inc., its
                           general partner

                           By: /s/ PETER K. KOMPANIEZ
                              ------------------------------
                              Peter K. Kompaniez
                              President

         AIMCO Bay Club II, L.P.

         By:      AIMCO Bay Club, L.P., its general partner

                  By:      AIMCO Holdings, L.P., as their general partner

                           By:      AIMCO Holdings QRS, Inc., its
                                    general partner

                                    By: /s/ PETER K. KOMPANIEZ
                                       ------------------------------
                                       Peter K. Kompaniez
                                       President


         AIMCO Holdings, L.P.

         By:      AIMCO Holdings QRS, Inc., its
                  general partner

                           By: /s/ PETER K. KOMPANIEZ
                              ------------------------------
                              Peter K. Kompaniez
                              President


         Ambassador CRM Florida Partners, L.P.

         By: Ambassador Florida Partners Limited Partnership, as its general partner

                  By:      Ambassador Florida Partners, Inc., as its
                           general partner

                           By: /s/ PETER K. KOMPANIEZ
                              ------------------------------
                              Peter K. Kompaniez
                              President

         Ambassador I, L.P.

         By:      Ambassador I, Inc., its general partner

                  By: /s/ PETER K. KOMPANIEZ
                     ------------------------------
                     Peter K. Kompaniez
                     President


         Ambassador II, L.P.

         By:      Ambassador II, Inc., its general partner

                  By: /s/ PETER K. KOMPANIEZ
                     ------------------------------
                     Peter K. Kompaniez
                     President


         Ambassador VIII, L.P.

         By:      Ambassador VIII, Inc., its general partner

                  By: /s/ PETER K. KOMPANIEZ
                     ------------------------------
                     Peter K. Kompaniez
                     President


         Ambassador IX, L.P.

         By:      Ambassador IX, Inc., its general partner

                  By: /s/ PETER K. KOMPANIEZ
                     ------------------------------
                     Peter K. Kompaniez
                     President

         Ambassador Apartments, L.P.
         Property Asset Management Services, L.P.

         By:      AIMCO Properties, L.P., as their general partner

                  By:      AIMCO-GP, Inc., its general partner

                           By: /s/ PETER K. KOMPANIEZ
                              ------------------------------
                              Peter K. Kompaniez
                              President


         Ambassador X, L.P.

         By:      Ambassador X, Inc., its general partner

                  By: /s/ PETER K. KOMPANIEZ
                     ------------------------------
                     Peter K. Kompaniez
                     President


         Williamsburg L.P.

         By:      Ambassador IX, L.P.., its general partner

                  By:      Ambassador IX, Inc., its general partner

                           By: /s/ PETER K. KOMPANIEZ
                              ------------------------------
                              Peter K. Kompaniez
                              President

         Property Asset Management Services-California, LLC

         By: Property Asset Management Services, L.P., its managing general partner

                  By:      AIMCO Properties, L.P., its general partner

                           By:      AIMCO-GP, Inc., its general partner

                                    By: /s/ PETER K. KOMPANIEZ
                                       ------------------------------
                                       Peter K. Kompaniez
                                       President


         NHP Congress Management L.P.

                  By:      NHP-HG Six, Inc., its general partner

                           By: /s/ PETER K. KOMPANIEZ
                              ------------------------------
                              Peter K. Kompaniez
                              President

         NPI-AP Management, L.P.

         By:      NPI Property Management Corporation, its
                  general partner

                  By: /s/ PETER K. KOMPANIEZ
                     ------------------------------
                     Peter K. Kompaniez
                     President

         AIMCO Residential Group, L.P.

         By:      AG Management, L.L.C., its general partner

                  By:      NHP Management Company, its
                           managing member

                           By: /s/ THOMAS TOOMEY
                              ------------------------------
                              Thomas Toomey
                              President


         Insignia Properties, L.P.

         By:      AIMCO/IPT, Inc., its general partner

                  By: /s/ PETER K. KOMPANIEZ
                     ------------------------------
                     Peter K. Kompaniez
                     President

         AIMCO Calhoun, Inc.
         AIMCO Holdings QRS, Inc.
         AIMCO LJ Tucson, Inc.
         AIMCO Properties Finance Corp.
         AIMCO Somerset, Inc.
         AIMCO/Brant Rock, Inc.
         AIMCO/Beacon Hill, Inc.
         AIMCO/Blossomtree, Inc.
         AIMCO/Colonnade, Inc.
         AIMCO/Foothills, Inc.
         AIMCO/Foxbay, Inc.
         AIMCO/Foxtree, Inc.
         AIMCO/Freedom Place, Inc.
         AIMCO/Grovetree, Inc.
         AIMCO/Hazeltree, Inc.
         AIMCO/Hiddentree, Inc.
         AIMCO/IPT, Inc.
         AIMCO/Islandtree, Inc.
         AIMCO/Olmos, Inc.
         AIMCO/Orchidtree, Inc.
         AIMCO/OTC QRS, Inc.
         AIMCO/Pine Creek, Inc.
         AIMCO/Polo Park, Inc.

         AIMCO/Quailtree, Inc.
         AIMCO/Rivercrest, Inc.
         AIMCO/Sand Castles, Inc.
         AIMCO/Sand Pebble, Inc.
         AIMCO/Shadetree, Inc.
         AIMCO/Shadow Lake, Inc.
         AIMCO/Silktree, Inc.
         AIMCO/Surrey Oaks, Inc.
         AIMCO/Tall Timbers, Inc.
         AIMCO/The Hills, Inc.
         AIMCO/Timbertree, Inc.
         AIMCO/Twinbridge, Inc.
         AIMCO/Wickertree, Inc.
         AIMCO/Wildflower, Inc.
         AIMCO/Windsor Landing, Inc.
         AIMCO/Woodhollow, Inc.
         AIMCO/Wydewood, Inc.
         AIMCO/Yorktree, Inc.
         AIMCO-LP, Inc.
         AIMCO-GP, Inc.
         Ambassador I, Inc.
         Ambassador II, Inc.
         Ambassador IV, Inc.
         Ambassador V, Inc.
         Ambassador VIII, Inc.
         Ambassador Texas, Inc.
         Ambassador X, Inc.
         Ambassador XI, Inc.
         Ambassador Florida Partners Inc.
         Angeles Realty Corporation II
         NHP Multi-Family Capital Corporation
         NHP Real Estate Corporation
         A.J. Two, Inc.
         AIMCO Equity Services, Inc.
         NHP Texas Management Company
         NHP Puerto Rico Management Company
         NHP Florida Management Company
         NHP Maintenance Services Company
         NHP-HDV Ten, Inc.
         NHP-HDV Fourteen, Inc.
         NHP-HDV Sixteen, Inc.
         NHP-HDV 20, Inc.
         NHP-HS Two, Inc.

         Broadstreet Management, Inc.
         Rescorp Realty, Inc.
         Preferred Home Health, Inc.
         Security Management, Inc.
         Insignia Residential Group of Alabama, Inc.
         Insignia Residential Group of California, Inc.
         Insignia Residential Group of Texas, Inc.
         DBL Properties Corporation
         Colony of Springdale Properties, Inc.
         SF General, Inc.
         CPF XIV/St. Charleston, Inc.
         CPF XIV/Torrey Pines, Inc.
         CPF XIV/Sun River, Inc.
         CPF XIV/Lakeside Place, Inc.
         ConCap CCP/IV Stratford Place Properties, Inc.
         ConCap CCP/IV River's Edge Properties, Inc.
         ConCap Equities, Inc.
         ConCap Holdings, Inc.
         PRA, Inc.
         National Property Investors, Inc.

                  By: /s/ PETER K. KOMPANIEZ
                     ------------------------------
                     Peter K. Kompaniez
                     President

         Address Where Notices are to be Sent:

                  To Guarantor:              2000 South Colorado Boulevard
                                             Tower 2, Suite 2-1000
                                             Denver, Colorado 80222

                  To Administrative Agent:   BANK OF AMERICA, N.A.
                                             CA9-706-06-02
                                             555 South Flower Street, 6th Floor
                                             Los Angeles, California 90071
                                             Attention: Manager - Unit #1313

                  To Lenders:                Per the Credit Agreement